SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2011
SUBSEQUENT EVENTS
SUBSEQUENT EVENTS

22.                              SUBSEQUENT EVENTS

Grant of share options and nonvested shares

In January 2012, the Company granted share options for the purchase of 3,000,000 common shares at exercise price of $0.52 per option with 3 years vesting period.  In January, February and April 2012, the Company also granted a total of 7,943,080 nonvested shares with vesting periods of 2 and 3 years.  Total unrecognized compensation expense related to the share options and nonvested shares is $3,427.

Acquisition of Logoscript International S.L. (“Logoscript”)

In February 2012, the Group acquired 100% equity interest in Logoscript, a Spain-based software localization and technical translation services provider and its three subsidiaries based in Spain, Brazil and Portugal (collectively, “Logoscript Group”).  The Group is in the process of completing the local share transfer registration. The fair value of the total estimated consideration of $1,328, payable in cash, of which $170 is subject to future performance measures of Logoscript Group.

Acquisition of Shenzhen Longhaul Information Technology Ltd. (“Longhaul”)

In March 2012, the Group acquired substantially all of the business and assets of Longhaul, a China-based SAP consulting company, which mainly provides SAP implementation and maintenance services in southern China.  The fair value of the total estimated consideration of $1,380, payable in cash, of which $608 is subject to future performance measures of Longhaul.

The Group is in the process of performing the purchase price allocation of the above acquisitions.